EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Directors and Shareholders of
Landsing Pacific Fund


We consent to the inconclusion in this registration statement on Form S-11 (File No. 94-3066597) of our report dated March 25, 1993, on our audits of the financial statements and financial statement schedules of Landsing Pacific
Fund.   We  also consent  to  the reference  to  our  firm under  the  caption
"Experts".



                              /s/ Coopers & Lybrand
                              ------------------------
                              COOPERS & LYBRAND

San Jose, California
December 3, 1993